UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K/A

(AMENDMENT NO. 1)

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF THE

SECURITIES EXCHANGE ACT OF 1934

Date of report (Date of earliest event reported): July 28, 2005

FORE HOLDINGS LLC

(Exact Name of Registrant as Specified in Charter)

Delaware	000-50161	36-3974824
(State or Other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

100 Half Day Road, Lincolnshire, Illinois	60069
(Address of Principal Executive Offices)	(Zip Code)

Registrants’ telephone number, including area code: (847) 295-5000

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act

FORE Holdings LLC hereby amends Item 9.01 of its Current Report on Form 8-K, dated July 28, 2005, as set forth below. That report disclosed, pursuant to Item 2.01, FORE Holdings’ disposition of its investment in Overlook Associates. The Report omitted certain pro forma financial information required by Item 9.01. The purpose of this amendment is to file such pro forma financial information with respect to such disposition.

Item 9.01 Financial Statements and Exhibits.

(b)	Pro Forma Financial Information.

Attached as Exhibit 99.1 is certain unaudited pro forma financial information for the year ended September 30, 2004 and the period ended June 30, 2005.

(c)	Exhibits.

99.1 Unaudited Pro Forma Financial Information

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

FORE HOLDINGS LLC

By:	/s/ C. L. Connolly, III
Name:	C. L. Connolly, III
Title:	Secretary

Date: September 19, 2005

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Exhibit Index

Number	Description
99.1	Unaudited Pro Forma Financial Information

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